[FRONT COVER]


                                  ANNUAL REPORT
                                December 31, 1997


                           [Graphic of harvest bounty]


                                   THE REVEST
                                 GROWTH & INCOME
                                      FUND
                              A NO-LOAD MUTUAL FUND
                                MANAGED IN MAINE

                                A VALUE-ORIENTED
                             INVESTMENT IN SMALL AND
                          MEDIUM-SIZED COMPANY EQUITIES


                           A SERIES OF THE ROYCE FUND

PROFILE OF THE FUND
_______________________________________________________________________________

The REvest Growth & Income Fund ("REvest" or the "Fund") is an open-end, diversified management investment company. Jennifer E. Goff, President of Royce, Ebright & Associates, Inc. ("RE&A"), a registered investment adviser, is responsible for the management of the Fund's portfolio, subject to the authority of the Fund's Trustees.

REvest seeks long-term growth and secondarily current income by investing in a diversified portfolio of common stocks and convertible securities. Prospective portfolio investments are selected on a value basis, and are limited to small and medium-sized companies, viewed by the Fund's investment adviser as having attractive financial characteristics and/or "vitality factors." Vitality factors are those factors that should allow a company to build future, incremental value for shareholders
(i.e. an active acquisition, stock buy-back and/or cost reduction program). By combining the prospect of vitality with a value-oriented selection process, we believe we are able to buy Great
Companies at Great Prices. These tenets are elaborated upon in the following outline:

[Graphic of back of Susan B. Anthony dollar]

-- Small & Mid-Cap Stocks - We believe these securities have more potential for capital appreciation because they have historically generated higher returns for investors, and because they are generally less well-known, making them more likely to be improperly priced by the marketplace. The
Fund will normally invest at least 90% of its assets in common stocks, convertible preferred stocks and convertible bonds. At least 80% of these securities will be income-producing, and 80% of these will be issued by companies with market capitalizations between $200 million and $2 billion.

[Graphic of back of Susan B. Anthony dollar]

-- Value-Orientation, Plus Growth - We look for companies with "value discrepancies," or market prices below our assessment of their "real" business worth. From that group, we select companies with vitality or ongoing programs that should allow them to increase their long-term value. REvest believes profits can come from both the continued success and growth of each portfolio company, as well as the eventual elimination of any value discrepancy we believe was present at the time of purchase.

[Graphic of back of Susan B. Anthony dollar]

-- Consistent Portfolio Character - We will automatically close the Fund to new investors at the end of any calendar year during which its assets reach $350 million. Since we specialize in small and medium size company equities, we believe a larger asset base could limit our flexibility in buying and selling for the Fund, or force us to invest in more companies than we can closely follow. By placing practical limits on our size, we believe we can make it possible for the adviser to actively manage the portfolio, and enable the Fund to maintain a constant character over its lifetime.

Please keep in mind, however, that this is a "fixed" style of money management. REvest does not change from year-to-year, or attempt in any way to anticipate market trends. Because of this, the
Fund is often out-of-sync with the general equity markets, and short-term performance may be better or worse than either the "market" or other less specialized funds. Management follows this very disciplined and consistent path because it believes that in the long run, this
"fixed"	characteristic can lead to premium long-term returns.

MANAGER'S LETTER
________________________________________________________________________
[Photograph of Jennifer Ebright Goff]

Dear Friends and Fellow Shareholders:

It's deja vu: 1997 should be remembered as the year when returns weren't supposed to happen. Over the past forty years, the market (as measured by the S&P 500 index) has provided an average annualized return of 11.2%, and if you go back to 1926, the annualized return has been closer to
10.7%. It seemed likely that after six consecutive years of positive returns and two years of 20%- plus gains that the market would revert to the mean and post more moderate numbers in 1997. It was almost inconceivable that the market could, or would, produce another 20%-plus year, but it did!
Despite an interest rate hike early in the year, brewing tensions with Iraq and financial turmoil in
Asia, the S&P 500 index of large company stocks finished the year up 33.4%.

As for small company stocks, they lagged their larger company brethren for the fourth consecutive year, with the Russell 2000 index ending 1997 up a respectable, albeit lower, 22.4%. This finish was all the more disappointing considering the mini-small-cap rally that took place between July and
October. During that time period, the Russell 2000 gained 14.9% versus 7.5% for the S&P 500.
Unfortunately, much of these gains were given back in the wake of the October "crash" and concerns surrounding Asia. REvest, with its small company, value-oriented approach, achieved a 23.5% gain for its shareholders in this environment, besting the primary small-cap index for the second year in a row.

We were very happy with our performance in 1997. As mentioned in our Semi-Annual Report, management decided early in the year to raise the yield of the Fund as a means of reducing its volatility. Our decision paid off. By mid-year, REvest was virtually even with the Russell 2000, although the returns were generated without the Russell's wide fluctuations in performance (the Russell returned
-5.2% and 16.2% in the first and second quarter, respectively, while REvest returned 1.4% and 7.8%, respectively). This trend continued in the second half, with the Russell up 14.9% and down 3.4% in the third and fourth quarter, respectively, while REvest was up 11.9% and 0.9%, respectively. Our resiliency during downturns earned us a great deal of press in early November. REvest was identified by USA Today (November 3, 1997) as one of the top funds in its category the week following the 554-point drop in the Dow. The Fund had declined only 2.1% versus an average of 4.8% for other funds.

So, what can we expect in 1998? Well, as always, we don't pretend to know. The impact of the Asian crisis is already being felt here in the States, and there are differing opinions as to the ultimate duration and extent of the damage. What we believe, however, are two things. First, increased volatility is the new constant, so you can expect REvest to maintain a higher yielding portfolio.
With questions surrounding future earnings growth, stocks will continue to be severely penalized for not at least meeting analyst expectations. We at REvest try to combat this through our in-depth research and company visitation program. In general, we have found that more information leads to fewer surprises. But, a large dividend can provide a nice downside cushion in case we miss something. The second thing we know is that over long periods of time, value investing has beaten growth investing, and it has done so with less risk. Consequently, you can expect REvest to maintain its "fixed" style of management. We derive a great deal of comfort from the fact that our stocks, on average, have lower price-to-earnings and price-to-book ratios, higher dividend yields, higher returns on assets and equity, and lower debt levels than the average growth stock. In short, this means we have both a cheaper and higher quality portfolio. In times of uncertainty, these types of stocks have tended to outperform.

Well, it certainly has been an eventful year for REvest. On one hand, 1997 marked the passing of
Thomas R. Ebright, my father and the previous Portfolio Manager. But, on the other hand, it saw the possible beginnings of a brand new affiliation, which should strengthen the Fund going forward. 1997 also marked the end of the marketing restrictions which have been in place since the Fund's inception, and the attainment of a three-year operating history (historical returns are reported in
1-, 3-, 5- and 10-year increments, so psychologically, we have passed an important milestone).
Although we still have some unfinished business to take care of early in the year, 1998 ushers in a whole host of new opportunities. We look forward to the challenge. Your continued support of our work through the ownership of your shares is much appreciated.

Sincerely,

/s/ Jennifer Ebright Goff

Jennifer Ebright Goff
Portfolio Manager
President, Royce, Ebright & Associates, Inc.
February 1, 1998

Note: The S&P 500 and the Russell 2000 are unmanaged indices and include the reinvestment of dividends.

PORTFOLIO SUMMARY
________________________________________________________________________

The following (unaudited) information provides a "bird's eye" view of the REvest portfolio as of
December 31, 1997. For a more complete picture, the Schedule of Investments and accompanying financial statements and notes should be read in their entirety.

Portfolio Composition     		Value    % of Net Assets
________________________________________________________________
   Common Stocks:
     Micro-Caps (under $200M)      $  4,065,391        10.45%
     Small-Caps ($200M - $1B)        22,793,248        58.62%
     Mid-Caps ($1B - $2B)             7,303,801        18.78%
     Convertible Bonds        	      2,712,510         6.98%
   Non-Convertible Bond       	        726,250         1.87%
   Cash & Other Net Assets            1,284,340         3.30%
				     __________        _______
      Total Net Assets        	   $ 38,885,540        100.00%
				     ==========	       =======



Industry Concentration (% of Net Assets)
_____________________________________________________________

[Pie chart]

Retail               	7.3%
Services        	9.8%
Technology           	8.3%
Cash            	3.3%
Consumer Products      14.6%
Energy               	8.8%
Financial      	       16.2%
Health               	8.7%
Industrial Cyclicals   17.0%
Real Estate          	6.0%

Average Financial Characteristics of Portfolio Companies
_____________________________________________________________
   Market Capitalization      $731.0M
   P/E Ratio        		17.5x
   P/B Ratio        		 2.1x
   Return on Assets      	 7.7%
   Return on Equity      	13.8%
   Compound 3-Year Growth Rate  15.7%
   Gross Portfolio Yield      	 2.6%

______________________________________________________________________________

Top Ten Equity Positions       			  Market Value  % of Net Assets
_______________________________________________________________________________
  1.  In Focus Systems, Inc.       		    $1,063,125       2.7%
  2.  Susquehanna Bancshares, Inc.           	     1,061,437       2.7%
  3.  Matthews International Corporation Class A       990,000       2.5%
  4.  Oxford Industries, Inc.      		       981,500       2.5%
  5.  Berry Petroleum Company Class A        	       976,500       2.5%
  6.  The Dress Barn, Inc.         		       970,425       2.5%
  7.  La-Z-Boy Incorporated        		       957,375       2.5%
  8.  Penn Virginia Corporation         	       944,000       2.4%
  9.  Greif Bros. Corporation  Class A       	       931,300       2.4%
 10.  Hannaford Bros. Co.           		       912,188       2.3%




Top Ten Contributors to the Fund's Net Realized and Unrealized Gain on Investment (Per Share)
______________________________________________________________________


[Bar graph]

Keystone Heritage Group, Inc. 			$0.20
Cohun, Inc.                   			$0.20
Helix Technology Corp.        			$0.16
The Dress Barn, Inc.               		$0.15
Mercantile Bankshares Corp.        		$0.14
The Peoples State Bank        			$0.14
Susquehanna Bancshares, Inc.  			$0.13
Keystone Financial, Inc.      			$0.13
Matthews International Corporation 		$0.13
People's Heritage Financial Group, Inc.      	$0.13



Major Portfolio Changes (Listed in Descending Order of Value)
_____________________________________________________________
Five Largest Purchases:  		Five Largest Sales:

  1.  In Focus Systems, Inc. (+)    	  1.  Cohu, Inc. (x)
  2.  VLSI Technology, Inc. (+)*    	  2.  Keystone Heritage Group (x)
  3.  Airborne Freight Corporation (+)*   3.  Airborne Freight Corporation (x)
  4.  Outboard Marine Corporation (+)*    4.  Helix Technology Corporation
  5.  MacNeal-Schwendler Corp. (+)*   	  5.  Storage Technology Corporation (x)

          (+) Position Added       (x) Position Eliminated
           * Debt Security

PORTFOLIO PROCESS
______________________________________________________________________________

One question we frequently get asked is "How do you go about determining which stocks to put in your portfolio?" To answer this question, we have put together the following schematic to take you step-by-step through the decision-making process:

Screen for Size, Quality and Value

- Market capitalization between $100 million and $1 billion
- High return on assets and equity
- Revenue and earnings growth
- Low debt and/or high cash
- Low Price/Earnings, Price/Book, Price/Sales, Price/Cash Flow ratios

          	[Down arrow]

Fundamental Analysis of Prospect Companies

- Identify "critical issues"  		- Valuation
- Vitality          			- Visitation

          	[Down arrow]

Stock Selection and Ongoing Portfolio Maintenance

- Ongoing review of sector weightings
- Continual monitoring of vitality factors and valuation
- Strict sell discipline


Most prospects are identified through our own screening efforts. By selecting various price and performance parameters, we can reduce the large universe of companies (about 8,000) down to a manageable short-list of candidates for further exploration. The goal is to determine quickly whether or not a particular company is worth spending serious research time on.

Once we have gathered all the public information, we review the material carefully. First, we use several valuation techniques to cross-confirm our appraisal of each prospect's business worth, and to determine whether there is a discrepancy between this value and the current market price.
Assuming a discrepancy exists, we then try to determine whether the company has a viable plan for its future growth and development (vitality), and whether there is evidence that its recent initiatives have produced the intended result(s). In doing so, we try to identify what we call
"critical issues", or those factors which affect the company or its business in a significant way.
In essence, we are trying to ascertain whether a particular company is a "great company" at a "great price".

Visitation is a critical element of our research process. The primary objective here is to test our understanding of the company by exploring the critical issues with management. Visitation also provides an opportunity to view company facilities first-hand, to determine their condition, usage and value. All these factors help improve the decision making process, reducing its risk and the potential for error.

The limited number of companies that pass through this process, about 50-65, become the REvest portfolio. But, the work does not stop there. Portfolio management is a journey, not a destination.
We continually monitor the portfolio, its prospects and weightings, to ensure that it remains fresh and balanced. We want to be cognizant of any change in business fundamentals or the elimination of the value discrepancy, so that at the appropriate time we can replace a holding with a new idea.

PERFORMANCE DISCUSSION
______________________________________________________________________________

In the first half of 1997, there was significant performance divergence, both by capitalization-size and by style. Large-cap stocks continued to outpace small-cap stocks, with the S&P 500 index up
20.6% and the Russell 2000 index up 10.2%. Within the small-cap universe, the Russell 2000 Value index outperformed the Russell 2000 Growth index, 14.8% versus 5.2%, respectively. REvest finished this period up 9.4%, just slightly behind its benchmark, the Russell 2000.

Things started to get interesting in the second half of the year, as the performance gap began to narrow. In the third quarter, the Russell 2000 returned 14.9% versus 7.5% for the S&P 500.
Continued confidence in the underlying fundamentals of the economy and concerns about the high price of large-cap stocks led many investors into the smaller issues looking for values. This trend reversed itself in October, however, when concerns about Asia's financial stability caused a one day
554-point decline in the Dow and an overall flight to quality.

By year-end, the performance divergence was once again well established. The S&P 500 ended the year up 33.4% versus 22.4% for the Russell 2000, continuing the large-cap's market reign. And within the small-cap universe, the Russell 2000 Value index once again outperformed the Russell 2000 Growth index, 31.8% versus 13.0%. REvest ended the year up 23.5%, more or less in the middle of the pack.

Comparison of Change in Value of a $10,000 Initial Investment
on 8/1/94* between The REvest Growth & Income Fund, the S&P 500 and the Russell 2000
[Flow Chart here]

S&P 500		$22,912
Russell 2000	$18,908
REvest		$17,074


	               		Year      3-Years     Since
        	       	       Ended       Ended    Inception
               		     12/31/97    12/31/97    12/31/94*
			     --------    --------   ----------
REvest total return           23.5%        20.6%       16.9%
S&P 500 total return          33.4%        31.3%       27.5%
Russell 2000 total return     22.4%        22.3%       20.5%

The above table and preceding narrative depict the historical returns of REvest, the S&P 500, an unmanaged index representative of large-company stocks, and the Russell 2000, Russell 2000 Value and
Growth indices, unmanaged indices representative of small-company stocks. The Fund's present investment philosophy was followed in each of the periods identified. All results presented in this
Report are on a "total return" basis, which assumes that all dividends and distributions were reinvested. No redemption fees are included because they apply only to accounts open for less than one year.

The results presented in this Report represent past performance and should not be considered representative of the "total return" from an investment in the Fund today. They are provided only to give an historical perspective of the Fund. The investment return and principal value of the Fund's shares will fluctuate so that the shares may be worth more or less than their original cost when redeemed.

*Commencement of Operations - August 1, 1994

SCHEDULE OF INVESTMENTS (AT 12/31/97)
______________________________________________________________________________

Common Stocks and Bonds- 96.7%
Shares or Principal Value     					Cost 		Value
-------------------------					----		-----
CONSUMER PRODUCTS -- 14.6%
     30,000         Haggar Corp.        		$   	416,350    $   472,500
     35,000        *In Focus Systems, Inc.        		762,625       1,063,125
     22,200         La-Z-Boy Incorporated         		674,354   	957,375
     12,600         National Presto Industries, Inc.        	516,476   	498,487
     30,200         Oxford Industries, Inc.       		592,501   	981,500
     34,000         Russ Berrie and Company, Inc.           	586,630   	892,500
     18,800         The Toro Company         			648,366   	801,350
							     --------------------------
                    					      4,197,302       5,666,837
							     --------------------------
ENERGY -- 8.8%
     25,500        *Barrett Resources Corporation      		736,468   	771,375
     56,000         Berry Petroleum Company Class A         	636,045   	976,500
     32,000         Penn Virginia Corporation          		585,687   	944,000
     40,000         Snyder Oil Corporation        		794,428   	730,000
							     --------------------------
                    					      2,752,628       3,421,875
							     --------------------------
FINANCIAL -- 16.2%
     39,000    Donegal Group Inc.       			536,499   	862,875
     22,100    Keystone Financial, Inc.      			477,520   	889,525
     22,000    Mercantile Bankshares Corporation       		322,163   	860,750
     19,500    Peoples Heritage Financial Group, Inc.        	296,056   	897,000
     25,000    The Peoples State Bank        			406,250   	875,000
     14,600    Protective Life Corporation        		389,691   	872,350
     27,750    Susquehanna Bancshares, Inc.       		479,747       1,061,437
							     --------------------------
                    					      2,907,926       6,318,937
							     --------------------------
HEALTH -- 8.7%
     24,000         Analogic Corporation          		733,526   	912,000
     21,600         Arrow International, Inc.          		611,061   	799,200
     19,200         Diagnostic Products Corporation         	566,019   	532,800
     30,000        *IDEXX Laboratories, Inc.           		407,875   	478,125
     30,000         Invacare Corporation          		624,785   	652,500
							     --------------------------
                    					      2,943,266       3,374,625
							     --------------------------
INDUSTRIAL CYCLICALS -- 17.0%
     40,000    Baldor Electric Company       			718,675   	867,500
     30,000    CLARCOR Inc.        				626,025   	888,750
     45,333    *Control Devices, Inc.         			419,712   	725,328
     27,800    Greif Bros. Corporation Class A         		677,793   	931,300
     28,400    Kimball International, Inc. Class B          	382,389   	523,625
     22,500    Matthews International Corporation Class A      	471,056 	990,000
     19,000    Rayonier Inc.       				698,455   	808,688
     23,000    Teleflex Incorporated         			455,355   	868,250
							     --------------------------
               						      4,449,460       6,603,441
							     --------------------------
REAL ESTATE -- 6.0%
     45,000         Cavalier Homes, Inc.          		486,763   	438,750
     20,000         Cousins Properties Incorporated         	450,267   	586,250
     25,400         New Plan Realty Trust         		511,340   	647,700
     $700,000       Sizeler Property Investors, Inc. 8.00%
			Conv. Sub. Deb. due 7/15/03		649,691   	667,625
							     --------------------------
                    					      2,098,061       2,340,325
							     --------------------------

	The accompanying notes are an integral part of the financial statements.


SCHEDULE OF INVESTMENTS (AT 12/31/97 - CONTINUED)
______________________________________________________________________________

Shares or Principal Value     					Cost 		Value
-------------------------					----		-----
RETAIL -- 7.3%
     21,000         Claire's Stores, Inc.         	  $     401,783    $    408,187
     16,400         Cracker Barrel Old Country Store, Inc.      331,834		547,350
     34,200    	   *The Dress Barn, Inc.          		318,832   	970,425
     21,000         Hannaford Bros. Co.           		593,407   	912,188
							     --------------------------
                    						1,645,856     2,838,150
							     --------------------------

SERVICES -- 9.8%
     18,000         Chemed Corporation       			686,760   	745,875
     78,000        *Lucor, Inc. Class A      			454,375   	214,500
   $700,000         MacNeal-Schwendler Corp. 7.875%
			Conv. Sub. Deb. due 8/18/04		676,081		700,000
   $547,000         Richardson Electronics, Ltd. 8.25%
			Conv. Sub. Deb. due 6/15/06        	474,400		503,240
   $153,000         Richardson Electronics, Ltd. 7.25%
			Conv. Sub. Deb. due 12/15/06       	132,345		128,520
   $700,000         Sequa Corporation 9.375% Sr. Sub.
			Notes due 12/15/03			696,834   	726,250
     23,000         The Standard Register Company      		498,698   	799,250
							     --------------------------
                    						3,619,493     3,817,635
							     --------------------------

TECHNOLOGY -- 8.3%
     41,500        *Cirrus Logic, Inc.       			643,919   	440,937
     38,000        *FEI Company         			463,487   	472,625
     20,000         Helix Technology Corporation       		268,480   	390,000
     38,500         Salient 3 Communications, Inc. Class A      514,394		476,438
   $700,000         VLSI Technology, Inc. 8.25% Conv.
			Sub. Notes due 10/01/05			682,731		713,125
     28,000         Watkins-Johnson Company       		742,960   	726,250
							     --------------------------
                    					      3,315,971       3,219,375
							     --------------------------
               TOTAL COMMON STOCKS AND CORPORATE BONDS       27,929,963	     37,601,200
							     --------------------------

U.S. TREASURY OBLIGATION -- 2.6%
     $1,000,000     U.S. Treasury Notes 6.00% due 10/15/99      987,266      1,005,620
							     --------------------------

REPURCHASE AGREEMENT -- 1.5%
          State Street Bank and Trust Company, 5.15% dated
	  12/31/97, due 1/02/98, maturity value $600,172
	  (collateralized by U.S. Treasury  Notes, 5.875%
	  due 8/31/99 valued at $612,998)          		600,000		600,000
							     --------------------------

TOTAL INVESTMENTS -- 100.8%         			    $29,517,229       39,206,820
							   ============
          LIABILITIES LESS CASH AND OTHER ASSETS - (0.8%)       		(321,280)
									     -----------
          TOTAL NET ASSETS - 100.0%               			     $38,885,540
									    ============


*Non-income producing.



Income Tax Information - The cost for federal income tax purposes was $29,508,093. At December 31, 1997, net unrealized appreciation for all securities amounted to $9,698,727, consisting of aggregate gross unrealized appreciation of $10,363,722 and aggregate gross unrealized depreciation of $664,995. The Fund designates $5,257,037 as a capital gain dividend for the purpose of the dividend paid deduction.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES (AT 12/31/97)
______________________________________________________________________________

ASSETS:
Investments at value (identified cost $28,917,229)          $38,606,820
Repurchase agreement (at cost and value)          		600,000
Cash           							 21,033
Receivable for dividends and interest        			101,853
							     __________
     TOTAL ASSETS        				     39,329,706
     							     __________

LIABILITIES:
Dividend payable         					375,128
Payable for capital shares redeemed          			 13,939
Investment advisory fee payable         			 33,230
Accrued expenses         					 21,869
							     __________
     TOTAL LIABILITIES        					444,166
							     __________
     NET ASSETS          				    $38,885,540
							    ===========
ANALYSIS OF NET ASSETS:
Undistributed net investment income          		   $      5,877
Accumulated net realized gain on investments      	 	 13,203
Net unrealized appreciation on investments        	      9,689,591
Capital shares      					          2,992
Additional paid-in capital         			     29,173,877
							     __________
     NET ASSETS          				    $38,885,540
							    ===========

PRICING OF SHARES:
Net asset value, offering and redemption price per share
($38,885,540 DIVIDED BY 2,991,804 shares outstanding)      	 $13.00
								=======

 STATEMENTS OF CHANGES IN NET ASSETS
______________________________________________________________________________

						          	  Years ended December 31,
								     1997         1996
							         ___________    __________
Investment Operations:
     	Net investment income         				$   720,415   $   670,454
	Net realized gain on investments        		  7,205,644 	2,201,712
	Net change in unrealized appreciation on investments      2,357,022 	4,806,560
								 __________     __________
   	  Net increase in net assets from investment operations  10,283,081	7,678,726
							         __________     __________
Dividends and Distributions:
	Net investment income         				   (647,033)     (675,154)
	Net realized gain on investments        		 (4,933,401)   (2,223,159)
							         __________     __________
   	  Net dividends and distributions           		 (5,580,434)   (2,898,313)
							         __________     __________
Capital Share Transactions:
	Net increase (decrease) in net assets from capital share
	transactions
								 (7,915,954)    1,514,553
							         __________     __________
Net Increase (Decrease) in Net Assets        			 (3,213,307)    6,294,966
Net Assets:
	Beginning of year        				 42,098,847    35,803,881
							         __________     __________
	End of year (including undistributed net investment
	  income of $5,877 in 1997 and distributions in excess
	  of net investment income of $11,703 in 1996)         	$38,885,540    $42,098,847
								===========	==========

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (FOR THE YEAR ENDED 12/31/97)
______________________________________________________________________________

INVESTMENT INCOME:
Income:
    Dividends       			              $    747,181
    Interest        					   541,654
	     					        -----------
         Total Income         		      	         1,288,835
					     	        -----------
Expenses:
Investment advisory fee       				   447,437
Custodian and transfer agent fees       	            37,019
Administrative and office facilities         	 	    23,146
Professional fees        			 	    20,017
Federal and state registration fees          	 	    11,919
Trustees' fees      					     8,874
Other expenses      					    20,008
					    		-----------
          Total Expenses      				   568,420
					    		-----------
          Net Investment Income         		   720,415
					    		-----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                      	 7,205,644
Net change in unrealized appreciation on investments     2,357,022
			    			    	-----------
Net realized and unrealized gain on investments       	 9,562,666
					    		-----------
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS  $10,283,081
							===========

The accompanying notes are an integral part of the financial statements.


 FINANCIAL HIGHLIGHTS
______________________________________________________________________________

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating the Fund's performance.

         									    Period ended
						     	Years ended December 31,    December 31,
						        1997 	  1996 	    1995 	1994
					             _____________________________    _________
Net Asset Value, Beginning of Period         		$12.21    $10.73    $9.66 	$10.00
							-----	  -----	   -----	------
 Investment Operations:
 Net investment income         				 0.21 	   0.21     0.18         0.04
 Net realized and unrealized gain (loss) on
       investments                  			 2.64 	   2.16     1.38 	(0.33)
							-----	  -----	   -----	------
                Total from investment operations    	 2.85 	   2.37     1.56 	(0.29)
							-----	  -----	   -----	------
 Dividends and Distributions:
 Net investment income         				(0.19)    (0.21)    (0.17)    	(0.05)
 Net realized gain on investments        		(1.87)    (0.68)    (0.32)     	 --
							-----	  -----	   -----	------
                Total dividends and distributions 	(2.06)    (0.89)   (0.49)	(0.05)
							-----	  -----	   -----	------
Net Asset Value, End of Period          		$13.00    $12.21    $10.73    	$9.66
							-----	  -----	   -----	------

Total Return        					23.5%     22.3%     16.2%     	-2.9%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)          	$38,886   $42,099   $35,804    $21,676
Ratio of Expenses to Average Net Assets (a)       	1.26%     1.29%     1.30%      	1.42%*
Ratio of Net Investment Income to Average Net Assets    1.60%     1.78%     1.73%     	1.45%*
Portfolio Turnover Rate       				 54%  	   64%       53%  	 5%
Average Commission Rate Paid+      			$0.0594   $0.0580     --         --

* Annualized.
+ Beginning in 1996, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investments.
(a) The ratio of expenses to average net assets before waiver of fees by the investment adviser would have been 1.78% for the period ended December 31, 1994.
(c) The ratio of net investment income to average net assets before waiver of fees by the investment adviser would have been 1.09% for the period ended December 31, 1994.

NOTES TO FINANCIAL STATEMENTS
______________________________________________________________________________

1. Summary of Significant Accounting Policies:
The REvest Growth & Income Fund (the "Fund") is a series of The Royce Fund (the "Trust"), a diversified open-end management investment company organized as a Delaware business trust. The Fund commenced operations on August 1, 1994.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

a. Valuation of investments:
Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made, or if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

b. Investment transactions and related investment income:
Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined on the basis of identified cost for book and tax purposes.

c. Expenses:
Expenses directly attributable to the Fund are charged to the Fund's operations, while expenses applicable to more than one series of the Trust are allocated in an equitable manner.

d. Taxes:
As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

e. Distributions:
The Fund declares dividends on a quarterly basis and capital gain distributions annually. These dividends and distributions are recorded on the ex-date and are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

f. Repurchase agreements:
The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements are held by SSB&T until maturity of the repurchase agreements. Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

2. Investment Adviser:
Under the Trust'S investment advisory agreement with Royce, Ebright & Associates, Inc. ("RE&A"), the Fund accrued and paid RE&A fees totaling $447,437 for the year ended December 31, 1997. The agreement provides for fees equal to 1.0% per annum of the first $50 million of the Fund's average net assets and 0.75% per annum of any additional average net assets over $50 million. These fees are computed daily and are payable monthly to RE&A.

3. Fund Shares:
The Board of Trustees has authority to issue an unlimited number of shares of beneficial interest of the Fund, with a par value of $.001. Share transactions were as follows:
     			   For the year   	         For the year
     			      ended     		    ended
     			December 31, 1997   		December 31, 1996
		        _________________    		_________________
     			Shares        Amount    	Shares     Amount
			------	      ------		------	   ------
Sold      	       1,418,807     $18,205,535       417,971    $4,876,471
Issued as reinvested
  dividends and
  distributions          396,134       5,165,051       223,492     2,702,689
Redeemed       	      (2,271,260)    (31,286,540)     (528,815)   (6,064,607)

Shares redeemed within one year of opening a shareholder account are subject to a 1.0% redemption fee.

4. Purchases and Sales of Securities:
For the year ended December 31, 1997, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, amounted to $23,052,537 and $36,040,587, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS
______________________________________________________________________________

To the Board of Trustees of The Royce Fund and Shareholders of
The REvest Growth & Income Fund:

    We have audited the accompanying statement of assets and liabilities of The REvest Growth & Income Fund, including the schedule of investments as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the FundOs management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The REvest Growth & Income Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.




                                     COOPERS & LYBRAND L.L.P.



Boston, Massachusetts
February 10, 1998

HISTORICAL PRICE AND DISTRIBUTION CHART
______________________________________________________________________________

The following (unaudited) chart provides the historical prices and distributions of the Fund since inception.

     Quarter        	Payable   Distribution        Reinvest
     Ended     Price     Date 	   Amount    Type 	Price
     ------    -----    -------   -------    ----       -----

     8/01/94*  10.00*
     9/30/94   10.04          	   None
    12/31/94    9.66 	12/30/94   0.050     Income     9.66

     3/31/95   10.00     3/24/95   0.045     Income     9.91
     6/30/95   10.55     6/30/95   0.045     Income    10.55
     9/30/95   11.16     9/25/95   0.040     Income    11.20
    12/31/95   10.73     1/2/96    0.040     Income    10.73
               		 1/2/96    0.160     ST Gains  10.73
               		 1/2/96    0.160     LT Gains  10.73

     3/31/96   11.26     3/15/96   0.050     Income    11.06
     6/30/96   11.65     6/14/96   0.050     Income    11.90
     9/30/96   11.92     9/13/96   0.060     Income    11.77
     12/31/96  12.21     1/2/97    0.050     Income    12.21
               		 1/2/97    0.160     ST Gains  12.21
               		 1/2/97    0.520     LT Gains  12.21

     3/31/97   12.33     3/14/97   0.055     Income    12.64
     6/30/97   13.24     6/13/97   0.055     Income    13.09
     9/30/97   14.76     9/12/97   0.060     Income    14.68
     12/31/97  13.00     1/2/98    0.020     Income    13.00
               		 1/2/98    0.760     ST Gains  13.00
               		 1/2/98    0.260     LT Gains (20%) 13.00
               		 1/2/98    0.850     LT Gains (28%) 13.00

*Initial offering date and price.

Special Note: The Fund maintains a "direct" mailing list especially for its "street name" shareholders. This will speed up your receipt of all Fund mailings such as our financial reports and special interim shareholder letters. If you are not on the mailing list and would like to be included, please call Mike McNamara, our customer service officer, and he will add your name.

MEET THE NEWEST MEMBER OF THE REVEST STAFF
______________________________________________________________________________

[PHOTOGRAPH OF CORNELIA MORIN]

Cornelia "Neil" Morin joined REvest in February 1997 as our new Office Manager and On-Premise
Computer Authority. Neil is responsible for coordinating inter-office activities, as well as maintaining the accounting system and performing most of the back office operations specifically for
RE&A. Prior to coming to RE&A, she worked as an Environmental Scientist and Regulatory Specialist both independently and for ABB Environmental Services, Inc. here in Portland, Maine. In addition, she has five years of administrative support experience in various other businesses. A graduate of
St. Lawrence University, Neil enjoys biking, skiing and spending time with her husband Steve and their four year old son Joshua.

Customer Service
______________________________________________________________________________

1. If I have questions or need literature about the Fund who may I call? Call Mike McNamara, RE&A's customer service officer, at 800-277-5573. The
RE&A  office is open from 9:00am to 5:00pm (Eastern Time) every business day.

2.   If I have questions about the FundOs investments who should I call?
     Call Jennifer Goff, the Fund's portfolio manager, at 800-277-5573. We're one of a small number of funds where the manager is available to talk directly to investors. If Jen's traveling she'll return your call when she returns to the office. We try to treat our investors as true partners with us, in the Fund.

3.   How often does the Fund mail out statements?
     Cumulative year-to-date statements are mailed out after each transaction and after each dividend. Tax information is mailed by January 31st of each year. The Fund distributes formal Semi-Annual and Annual Reports which are mailed to each shareholder in August and February.

4.  Is it correct that there are no sales charges or 12b-1 fees?
     Yes, not one penny of your investment goes to any sales charge or 12b-1 fee. The Fund is one of the so-called "pure" no-load Funds. You will rarely, if ever, see the Fund advertised to investors. We believe that the Fund should sell itself because it does a good job for its investors.

5.   Is the Fund available for IRA investments and other retirement plans?
     Yes, the Fund offers both IRA and 403(b)(7) plans to its investors.
Because of the Fund's philosophy and long-term approach to investing, we believe that it may be an appropriate vehicle for all types of retirement plans.

6.   When does the Fund pay income and capital gain distributions?
     The Fund makes quarterly income distributions and an annual capital gain distribution at the end of December. A preliminary, non-binding estimate of the amount of the year-end distributions is available to shareholders by calling the RE&A office any time after the Thanksgiving holiday. Distributions are automatically reinvested unless we receive other instructions from the shareholder.

7. Why does the Fund impose a 1% redemption fee during the first year following the opening of a shareholder account?
     This fee is charged to discourage short-term trading in the Fund's shares. When short-term investors trade in and out of a mutual fund, they increase the costs of operations for the permanent shareholders. This activity can also disrupt the investment plan for the portfolio and reduce overall returns. When charged, the 1% fee recovers the costs of this disruption for the rest of the shareholders.

[BACK COVER]

This report must be accompanied or preceded by a current Prospectus of the Fund.
                        Royce, Ebright & Associates, Inc.
                               Investment Adviser
                                50 Portland Pier
                             Portland, ME 04101-4721
                         (207) 774-7455 - (800) 277-5573
                               Fax (207) 772-7370

                           1414 Avenue of the Americas
                            New York, New York 10019
                                 (800) 221-4268


                           A Series of The Royce Fund